Alternative Strategies Mutual Fund

a series of Northern Lights Fund Trust II

Class I Shares (Symbol: AASFX)

Class A Shares (Symbol: AASAX)

Supplement dated December 5, 2012

to the Prospectus and Statement of Additional Information (“SAI”) dated July 1, 2012

The following supersedes any contrary information contained in the Fund’s current Prospectus or SAI.

Effective December 31, 2012, the sub-advisory agreement between Ascentia Capital Partners, LLC (the “Advisor”), investment adviser to the Alternative Strategies Mutual Fund (the “Fund”), and Palladiem, LLC (“Palladiem”) will terminate as a result of written notice of termination given on November 7, 2012.  Also, effective December 31, 2012, the sub-advisory agreement between the Advisor and Armored Wolf, LLC (“Armored Wolf”) will terminate as a result of written notice of termination given on November 28, 2012.  The Advisor did not allocate any portion of the Fund’s assets to Palladiem prior to its termination as a sub-advisor to the Fund.  After December 31 2012, the Advisor will no longer allocate any portion of the Fund’s assets to Armored Wolf at which time all of the Fund’s assets will be managed by the Advisor until such time as additional sub-advisors are retained. References to Palladiem, Armored Wolf and their respective portfolio managers in the Fund’s Prospectus and SAI or supplements thereto should be disregarded.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class I shares and Class A shares dated July 1, 2012, each as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-866-506-7390.